UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2025

ALT5 SIGMA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Spring Road, Suite 102 Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 997-5968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.001 per share)	ALTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Commencing in late 2024, ALT5 Sigma Corporation (the “Company”) had disclosed a strategic plan to separate into two distinct companies and its intent to finance Alyea Therapeutics Corporation (“Alyea”) separately from the Company in a manner that was to be determined. As a result of several factors, a potential spin-off, or similar transaction, of Alyea will not occur with the previously disclosed June 2, 2025, record date and may not occur under the previously disclosed timeline. To the extent the Company undertakes a spin-off or similar transaction of Alyea, it will announce at an appropriate time the relevant information, including a future record date, structure, and timing. The Company remains encouraged by the science and potential of Alyea’s non-addictive pain treatment patents and potential progression to the next stage of clinical trials across its prospective products, which could increase Alyea’s realizable value. The Company continues to evaluate its strategic options both to maximize and realize the value of Alyea.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding Alyea’s potential separation from the Company and the timing of Alyea’s separation. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results and actions to be materially different from any future results or actions expressed or implied by the forward-looking statements, including, but not limited to, the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Commission on March 28, 2025, as amended on August 12, 2025, as any such factors may be updated from time to time in the Company’s other filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 28, 2025 filed with the Commission on August 12, 2025. The forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date hereof, and while the Company believes such information forms a reasonable basis for such statements, it may be limited or incomplete, and the Company’s statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALT5 SIGMA CORPORATION

Date: October 1, 2025	By:	/s/ Jonathan Hugh
Jonathan Hugh
Chief Financial Officer